REVOLVING CREDIT PROMISSORY NOTE

$45,000,000.00 December 21, 2022

(the “Effective Date”)

FOR VALUE RECEIVED, the undersigned, THORNE HEALTHTECH, INC., a Delaware corporation (“Borrower”), hereby unconditionally promises to pay to the order of FIFTH THIRD BANK, NATIONAL ASSOCIATION (together with its successors and permitted assigns, “Lender”), for its account pursuant to the Credit Agreement referred to below, at the principal office of Lender or such other address as Lender may provide from time to time, the principal sum of FORTY-FIVE MILLION AND 00/100 DOLLARS ($45,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Credit Advances made by Lender to Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts as provided in the Credit Agreement, together with any fees and interest payable in respect thereof, on the dates and in the amounts as provided in the Credit Agreement, from the Effective Date until this Revolving Credit Promissory Note (this “Note”) is fully paid, on the principal amount hereunder remaining unpaid from time to time, at such office, in like money and funds, computed in the manner, and at the rates from time to time in effect, and payable on the dates provided, under the Credit Agreement. The entire unpaid principal balance of this Note, together with all fees and accrued but unpaid interest payable in respect thereof, shall, if not sooner paid or required to be paid pursuant to the Credit Agreement, be due and payable in full on the Commitment Termination Date.

This Note is: (a) made by Borrower to the order of Lender pursuant to Section 2.11 of the Credit Agreement, dated as of the Effective Date, among, inter alios, Borrower and Lender (as amended, renewed, restated, replaced or otherwise modified from time to time, the “Credit Agreement”), and (b) entitled to the benefits and security, and is subject to the terms and conditions, of the Credit Agreement, including, without limitation, acceleration upon the terms provided therein, and of the other Loan Documents. This Note, and any request by Borrower from time to time for a Revolving Credit Advance of a specified principal amount hereunder, shall be subject to the terms and conditions of the Credit Agreement. Capitalized terms used herein which are not otherwise defined in this Note shall have the meanings set forth in the Credit Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Credit Agreement.

Upon the occurrence and during the continuance of any Event of Default, subject to any applicable cure period, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations, may become, or may be declared to be, immediately due and payable as provided in the Credit Agreement, provided that if there occurs an Event of Default of the type described in Sections 9.1(h) or 9.1(i) of the Credit Agreement, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations shall become automatically and immediately due and payable as provided in the Credit Agreement.

Borrower hereby agrees to pay all reasonable costs of collection, including reasonable attorneys’ fees, if this Note is not paid when due, whether or not legal proceedings are commenced as further set forth in, and in accordance with, the terms of the Credit Agreement.

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Presentment or other demand for payment, notice of dishonor and protest are hereby expressly waived. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

THE VALIDITY OF THIS NOTE AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THE CREDIT AGREEMENT AND TO EXTEND CREDIT TO BORROWER, BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS, THEIR VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF LENDER, AND ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT AND COLLECTION OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN THE STATE OR FEDERAL COURTS WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK. BORROWER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED UNDER THE CREDIT AGREEMENT, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THE CREDIT AGREEMENT AND TO EXTEND CREDIT TO BORROWER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER WAIVES TRIAL BY JURY WITH RESPECT TO ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. BORROWER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as of the date first above written.

THORNE HEALTHTECH, INC.

By: /s/ Bryan K. Conley

Name: Bryan K. Conley

Title: Chief Financial Officer

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